1Q25 Earnings Presentation Exhibit 99.2

Forward-Looking Statements Forward-Looking Statements This communication contains forward-looking statements within the meaning of the U.S. federal securities laws. Forward-looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of the Company. These statements are often, but not always, made through the use of words or phrases such as ‘‘may’’, ‘‘might’’, ‘‘should’’, ‘‘could’’, ‘‘predict’’, ‘‘potential’’, ‘‘believe’’, ‘‘expect’’, ‘‘continue’’, ‘‘will’’, ‘‘anticipate’’, ‘‘seek’’, ‘‘estimate’’, ‘‘intend’’, ‘‘plan’’, ‘‘projection’’, ‘‘would’’, ‘‘annualized’’, “target” and ‘‘outlook’’, or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. Forward-looking statements involve estimates and known and unknown risks, and reflect various assumptions and involve elements of subjective judgement and analysis, which may or may not prove to be correct, and which are subject to uncertainties and contingencies outside the control of Byline and its respective affiliates, directors, employees and other representatives, which could cause actual results to differ materially from those presented in this communication. No representations, warranties or guarantees are or will be made by Byline as to the reliability, accuracy or completeness of any forward-looking statements contained in this communication or that such forward-looking statements are or will remain based on reasonable assumptions. You should not place undue reliance on any forward-looking statements contained in this communication. Certain risks and important factors that could affect Byline’s future results are identified in our Annual Report on Form 10-K and other reports we file with the Securities and Exchange Commission, including among other things under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024. Any forward-looking statement speaks only as of the date on which it is made, and Byline undertakes no obligation to update any forward-looking statement, whether to reflect events or circumstances after the date on which the statement is made, to reflect new information or the occurrence of unanticipated events, or otherwise unless required under the federal securities laws. Due to rounding, numbers presented throughout this document may not add up precisely to the totals provided and percentages may not precisely reflect the absolute figures. Merger with First Security Bancorp, Inc. On April 1, 2025, Byline Bancorp, Inc. (“Byline”), the parent company of Byline Bank, completed its merger with First Security Bancorp, Inc. (“First Security Bancorp”) and its wholly owned bank subsidiary, First Security Trust and Savings Bank (“First Security”). As a result of the transaction, effective April 1, 2025, First Security merged with and into Byline Bank. Please note Byline’s present results and any forward-looking projections do not include the First Security transaction.

Leading Chicago Commercial Banking Franchise

Company Overview

A leading Chicago commercial bank with the size, scale and product offerings to compete and win in our markets to accelerate value creation for stockholders, customers, employees and communities

Leading Chicago Footprint



Rockford
Davenport
Peoria
ILLINOIS
Springfield
Joliet
Round Lake Beach
McHenry
Woodstock
Crystal Lake
Mundelein
Wheeling
Carpentersville
Palatine
Elgin
Arlington Heights
Schaumburg
Niles
Bloomingdale
Geneva
Wheaton
Downers Grove
Naperville
Aurora
Bolingbrook
Yorkville
Joliet
Midewin National Tallgrass Prairie

45
Chicagoland Branch Locations

#2
Largest Bank Headquartered in Chicago(2)

BY at a Glance ($mm)

Size

$9.6 Billion Total Assets	**$7.0 Billion** Total Loans & Leases	**$7.6 Billion** Total Deposits

$1.2 Billion
Market Cap(2)

$934 Million
Tangible Common Equity(1)

Byline's Aspiration

Preeminent Commercial Bank in Chicago

- Grow Relationships
- Strong Financial Returns
- Balance Sheet Strength
- Invest in the Business

Growth Strategy

- **Gain market share in commercial banking**
  - Focus on full relationship banking
  - Capitalize on lower middle market opportunity
- **Grow low-cost core deposits**
  - Quality deposit franchise and stable funding
  - Expand low-cost business banking deposits
- **Supplement organic growth through acquisitions**
  - Community bank market remains fragmented
  - Experienced acquiror in the market

Note: Map excludes Byline Bank branch located in Wauwatosa, WI.
Source: S&P Global Market Intelligence and company filings. Financial data as of quarter ended March 31, 2025 or most recent available.
(1) Considered a non-GAAP financial measure. See "Non-GAAP Reconciliation" in the Appendix.
(2) BY market capitalization as of March 31, 2025. Second largest bank headquartered in Chicago based on total assets.

Byline Bancorp, Inc. | 3

First Quarter 2025 Highlights

Net Income	
$28.2 million	$28.8 million
Reported	Adjusted[1]

Diluted EPS	
$0.64	$0.65
Reported	Adjusted[1]

PTPP ROAA	
2.06%	2.09%
Reported[1][2]	Adjusted[1][2]

Efficiency Ratio	
53.66%	53.04%
Reported	Adjusted[1]

ROAA	
1.25%	1.27%
Reported[2]	Adjusted[1][2]

ROTCE	
12.92%	13.14%
Reported[1][2]	Adjusted[1][2]

Strong Financial Performance

- Net Income of $28.2 million; EPS of $0.64
- Pre-Tax Pre-Provision income [1] of $46.7 million; Pre-Tax Pre-Provision ROAA[1] of 2.06%
  - 10th consecutive quarter of PTPP ROAA exceeding 2.00%
- Net interest income of $88.2 million, flat LQ → Revenue of $103.1 million, down 1.5%
- Credit ratings upgraded by Kroll based on Byline's strong performance and financial outlook
- Net interest margin (FTE)[1] of 4.08%, up 6 bps
- Loan and lease yields of 7.09%; average cost of deposits of 2.30%
- Stockholders' equity of $1.1 billion, up 3.6%
- Total Capital ratio: 14.86%, up 12 bps
- TCE/TA[1]: 9.95%, up 34 bps
- NPL/Total Loans: 0.76%, down 14 bps
- NPA/Total Assets: 0.62%, down 9 bps

11.78%
Common Equity Tier 1

+14.3%
Increase in Tangible Book Value / Share[1] Y/Y

+8.0%
Increase in Loans & Leases[2]

+5.1%
Increase in Deposits[2]

-1.7%
Decrease in Non-interest Expense

(1) Represents a non-GAAP financial measure. See "Non-GAAP Reconciliation" in the appendix.
(2) Annualized.

Byline Bancorp, Inc. | 4

Highlights Total Loan Portfolio and Average Yield Loan Portfolio Trends ($ in millions) Portfolio Composition Total loan portfolio was $7.0 billion at 1Q25, an increase of $137.1 million, or 8.0% annualized from 4Q24 Originated $310.3 million in new loans, net of loan sales in 1Q25 Production driven by commercial banking and leasing originations of $152.6 million and $65.1 million, respectively Payoff activity decreased by $51.1 million from 4Q24 to $237 million Average loan yield of 7.09%, down 12 bps LQ and down 36 bps YoY, reflecting the impact of lower interest rates Cumulative Rates Down Loan Beta(1): 32% Utilization Rates Originations and Payoffs Beta, excluding loan accretion, is calculated as the change in yield on loans and leases from 2Q24 to 1Q25 divided by the change in average Fed Funds from 2Q24 to 1Q25. Last 12 Months Average

Deposit Trends ($ in millions) Total deposits were $7.6 billion, up 5.1% annualized from 4Q24 Improved shift in the deposit mix drove down funding costs Cost of interest-bearing deposits decreased by 26 bps to 3.00% Average cost of deposits decreased by 18 bps to 2.30% Cumulative interest-bearing deposit beta(1) stood at ~51% since the beginning of the current rate easing cycle Commercial deposits accounted for 44.3% of total deposits and represent 81.1% of all non-interest-bearing deposits Deposit Composition Highlights 6.2% 5.7% Cost of Interest-Bearing Deposits Average Non-Interest-Bearing Deposits Loan to Deposit Ratio Beta calculation is based on change in deposit cost divided by change in Fed Funds from 2Q24 to 1Q25.

Net Interest Income and Net Interest Margin Trends *($ in millions)*

Net Interest Income



$85.5
$86.5
$87.5
$88.5
$88.2
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Q1 2025

Highlights

- Net interest income was $88.2 million, flat from 4Q24
  - Impacted by two fewer days in the quarter, lower yields on earnings assets, and cash balances
  - Partially offset by lower cost of deposits and higher loan balances
- 4.07% net interest margin, up 6 basis points from 4Q24

Interest Rate Sensitivity Over a One-Year Time Horizon

- Rates -100 bps: ~$9 million or ~2.4% decline in NII or ~$2.3 million per 25 bps
- Ramp -100 bps: ~$8 million or ~2.1% decline in NII or ~$2.0 million per 25 bps

Repricing Mix



Other
4%
Prime
21%
Fixed
46%
SOFR
29%

NIM, Yields and Costs



7.45%
7.47%
7.48%
7.21%
7.09%
4.00%
3.98%
3.88%
4.01%
4.07%
2.78%
2.97%
3.02%
3.20%
3.05%
2.56%
2.63%
2.76%
2.48%
2.30%
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Average Loan & Lease Yield
Net Interest Margin
Taxable Securities Yield
Cost of Deposits

NIM Bridge



$88.5 Million NII
$88.2 Million NII
4.01%
(0.10%)
0.16%
0.00%
4.07%
Q4 2024 NIM
Earning Assets Yield
Interest-Bearing Liability Rate
Net Free Funds
Q1 2025 NIM

Byline Bancorp, Inc. | 7

Non-Interest Income Trends ($ in millions) Government Guaranteed Loan Sales $70.2 million of guaranteed loans sold in 1Q25 Non-interest income was $14.9 million, down 8.0% from 4Q24 Decrease in net gains on sales of loans, driven by lower volume of guaranteed loans sold Volume Sold and Average Net Premiums Total Non-Interest Income Highlights Net Gains on Sales of Loans

Non-Interest Expense Trends ($ in millions) (1) Non-interest expense of $56.4 million, down 1.7% from 4Q24 and reflects: $1.0 million decrease in salaries and employee benefits due to lower incentive and equity-based compensation expense $946,000 decrease in advertising and promotion Offset by higher First Security merger-related expenses NIE/AA stood at 2.49% at 1Q25 Adjusted NIE/AA(1): 2.46% Efficiency Ratio Non-Interest Expense Highlights Non-Interest Expense Bridge Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix. ($1.0) ($0.9) $0.4 $0.7 $57.4 $56.4 $0.4 ($0.6)

Asset Quality Trends ($ in millions) Note: Delinquencies represent accruing loans and leases past due 30 days or more. Delinquencies to Total Loans and Leases represent delinquencies divided by period end loans and leases. Criticized & Classified Loans Net Charge-offs NPLs / Total Loans & Leases Allowance for Credit Losses (ACL) Excluding Government Guaranteed loans, NPLs were 63 bps

Strong Capital Position (1) Strong Capital Base Capital Ratios (1) Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix. Return on Average Tangible Common Equity Common Equity Tier 1 Capital Priorities: TCE/TA(1) operating target range is between 8% and 9%: currently at 9.95% Increased capital ratios with CET1 at 11.78%, up 119 bps YoY $1.1 billion total stockholders’ equity, up 3.6% Repurchased 26,000 common shares during 1Q25 1. Fund Organic Growth 2. Dividend 3. M&A 4. Buyback

2025 Strategic Priorities Strengthening our position as the preeminent commercial bank in Chicago Stay Ahead of Regulatory Expectations Maintain Balance Sheet Strength Fortress level Capital Ratios: TCE CET1 Total RBC Strong liquidity profile $ Top Quartile Profitability Deposits, Deposits, Deposits Grow low-cost, core deposits Actively Manage Risk Capitalize on Market Opportunities Industry consolidation is impacting community banks Continue to attract and develop talent in the organization Monitor portfolio to identify and resolve problems quickly Maintain disciplined focus on credit through the cycle aligned with our aggregate moderate-to-low risk appetite Dynamically operate through the interest rate environment Maintain top quartile profitability and continue to execute strategy Completing the First Security acquisition and providing a smooth transition for our new customers and colleagues Prepare for crossing the $10 billion threshold Driving higher net interest income, while managing net interest margin and asset sensitivity

Granular Deposit Base Consumer Deposits, $3.1 billion Commercial Deposits, $2.8 billion ~69% of Total Deposits are FDIC Insured …with limited concentration and granular customer base providing a stable source of funding Consumer Deposits(1) $3.9 billion at 3/31/25 Granular Deposit Base ~$30,000 Average Account Balance Customer Base ~120,000 Consumer Accounts Total Franchise 46 Branches Commercial Deposits $3.7 billion at 3/31/25 Granular Deposit Base ~$136,000 Average Account Balance Customer Base ~28,000 Commercial Accounts Consumer Deposits, $3.9 billion Commercial Deposits, $3.7 billion Uninsured 9% d Total Deposits $7.6 Billion as of 3/31/25 Core banking footprint in key urban MSAs in Wisconsin and a broad footprint in Chicago, IL A strength of our franchise is our well diversified deposit base… Excludes brokered deposits.

Strong Liquidity and Securities Portfolio *($ in millions)*

Liquidity Position

- Cash and cash equivalents $421.3 million, down by $141.8 million, or 25.2% from 4Q24 primarily due purchases of securities and lower balances held with FRB
- $1.5 billion AFS investment portfolio
- $2.1 billion of available borrowing capacity
- Uninsured Deposits stood at 30.4%
  - Liquidity coverage of uninsured deposits ~129% as of quarter end

Highlights

- Securities portfolio duration: 4.7 years; net of hedges: ~4.5 years
- Securities portfolio annual cash flow: ~$207 million
- Taxable securities yield of 3.05%, down 15 basis points from 4Q24
- AOCI / TCE[(1)]: ~10.3%

Securities + Cash (Average)



$1,762
$339
$1,423
$1,779
$306
$1,473
$1,978
$469
$1,509
$1,802
$272
$1,529
$1,695
$134
$1,561
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Taxable Securities
Cash and cash equivalents

AFS Portfolio by Type



Muni 5%
Treasury & Agency 11%
Asset-backed 1%
Corporate 3%
Non-agency MBS, CMBS 9%
Agency MBS, CMBS 71%

(1) Represents a non-GAAP financial measure. See "Non-GAAP Reconciliation" in the appendix.

Byline Bancorp, Inc. | 15

Unguaranteed Government-Guaranteed Exposure Represents 6.1% of Total Loans ($ in millions) ($ in millions) $ Balance % of Portfolio Unguaranteed $395.4 5.6% Guaranteed 79.2 1.1% Total SBA 7(a) Loans $474.6 6.7% Unguaranteed $36.3 0.5% Guaranteed 20.4 0.3% Total USDA Loans $56.7 0.8% ACL/Unguaranteed Loan Balance One of the top SBA and USDA lenders in the United States Top Illinois SBA 7(a) lender for the 16th consecutive year(1) Closed $122.8 million in SBC loan commitments in 1Q25 SBA 7(a) portfolio $474.6 million, up $13.2 million from 4Q24 ACL/Unguaranteed loan balance ~8.2% $1.7 billion in serviced government guaranteed loans for investors in 1Q25 Since 2016, the unguaranteed government-guaranteed exposure has decreased from 14.6% down to 6.1% in 2025 On Balance Sheet SBA 7(a) & USDA Loans SBA 7(a) & USDA Closed Loan Commitments Highlights $108.3 $82.3 $111.4 $121.7 $118.3 SBA ranking by the U.S. Small Business Administration by volume FY2024.

Financial Summary

(dollars in thousands, except per share data)	As of or For the Three Months Ended March 31, 2025	December 31, 2024	March 31, 2024
Income Statement			
Net interest income	$ 88,216	$ 88,524	$ 85,541
Provision for credit losses	9,179	6,878	6,643
Non-interest income	14,864	16,149	15,473
Non-interest expense	56,429	57,431	53,809
Income before provision for income taxes	37,472	40,364	40,562
Provision for income taxes	9,224	10,044	10,122
Net income	$ 28,248	$ 30,320	$ 30,440
Diluted earnings per common share[(1)]	$ 0.64	$ 0.69	$ 0.70
Balance Sheet			
Total loans and leases HFI	$ 7,025,837	$ 6,906,822	$ 6,778,214
Total deposits	7,553,308	7,458,628	7,350,202
Tangible common equity[(1)]	934,098	893,399	806,916
Balance Sheet Metrics			
Loans and leases / total deposits	93.30%	92.64%	92.54%
Tangible common equity / tangible assets[(1)]	9.95%	9.61%	8.76%
Key Performance Ratios			
Net interest margin	4.07%	4.01%	4.00%
Efficiency ratio	53.66%	53.58%	51.94%
Adjusted efficiency ratio[(1)]	53.04%	53.37%	51.75%
Non-interest income to total revenues	14.42%	15.43%	15.32%
Non-interest expense to average assets	2.49%	2.48%	2.40%
Return on average assets	1.25%	1.31%	1.36%
Adjusted return on average assets[(1)]	1.27%	1.32%	1.36%
Pre-tax pre-provision return on average assets [(1)]	2.06%	2.04%	2.10%
Dividend payout ratio on common stock	15.63%	13.04%	12.86%
Tangible book value per common share[(1)]	$ 20.91	$ 20.09	$ 18.29

(1) Represents a non-GAAP financial measure. See "Non-GAAP Reconciliation" in the appendix.

Byline Bancorp, Inc. | 17

Non-GAAP Reconciliation As of or For the Three Months Ended (dollars in thousands, except per share data) March 31, 2025 December 31, 2024 March 31, 2024 Net income and earnings per share excluding significant items Reported Net Income $ 28,248 $ 30,320 $ 30,440 Significant items: Impairment charges on ROU asset — — 194 Merger-related expenses 637 218 — Tax benefit (134) (1) (52) Adjusted Net Income   $ 28,751   $ 30,537   $ 30,582 Reported Diluted Earnings per Share $ 0.64 $ 0.69 $ 0.70 Significant items: Impairment charges on ROU asset — — — Merger-related expenses 0.01 — — Tax benefit — — — Adjusted Diluted Earnings per Share   $ 0.65   $ 0.69   $ 0.70

Non-GAAP Reconciliation (continued) As of or For the Three Months Ended           (dollars in thousands) March 31, 2025 December 31, 2024 March 31, 2024 Adjusted non-interest expense: Non-interest expense $ 56,429 $ 57,431 $ 53,809 Less: Impairment charges on ROU assets — — 194 Less: Merger-related expenses 637 218 — Adjusted non-interest expense   $ 55,792   $ 57,213   $ 53,615 Adjusted non-interest expense ex. amortization of intangible assets: Adjusted non-interest expense $ 55,792 $ 57,213 $ 53,615 Less: Amortization of intangible assets 1,118 1,345 1,345 Adjusted non-interest expense ex. amortization of intangible assets   $ 54,674   $ 55,868   $ 52,270 Pre-tax pre-provision net income: Pre-tax income $ 37,472 $ 40,364 $ 40,562 Add: Provision for loan and lease losses 9,179 6,878 6,643 Pre-tax pre-provision net income   $ 46,651   $ 47,242   $ 47,205 Adjusted pre-tax pre-provision net income: Pre-tax pre-provision net income $ 46,651 $ 47,242 $ 47,205 Add: Impairment charges on ROU assets — — 194 Add: Merger-related expenses 637 218 — Adjusted pre-tax pre-provision net income   $ 47,288   $ 47,460   $ 47,399 Tax equivalent net interest income: Net interest income $ 88,216 $ 88,524 $ 85,541 Add: Tax-equivalent adjustment 228 230 233 Net interest income, fully taxable equivalent   $ 88,444   $ 88,754   $ 85,774 Total revenues: Net interest income $ 88,216 $ 88,524 $ 85,541 Add: Non-interest income 14,864 16,149 15,473 Total revenues   $ 103,080   $ 104,673   $ 101,014

Non-GAAP Reconciliation (continued) As of or For the Three Months Ended           (dollars in thousands) March 31, 2025 December 31, 2024 March 31, 2024 Tangible common stockholders' equity: Total stockholders' equity $ 1,131,078 $ 1,091,497 $ 1,009,049 Less: Goodwill and other intangibles 196,980 198,098 202,133 Tangible common stockholders' equity   $ 934,098   $ 893,399   $ 806,916 Tangible assets: Total assets $ 9,584,732 $ 9,496,529 $ 9,410,503 Less: Goodwill and other intangibles 196,980 198,098 202,133 Tangible assets   $ 9,387,752   $ 9,298,431   $ 9,208,370 Tangible assets, excluding accumulated other comprehensive loss: Tangible assets $ 9,387,752 $ 9,298,431 $ 9,208,370 Less: Accumulated other comprehensive loss (96,384) (113,687) (106,910) Tangible assets, excluding accumulated other comprehensive loss:   $ 9,484,136   $ 9,412,118   $ 9,315,280 Tangible common stockholders' equity, excluding accumulated other comprehensive loss: Tangible common stockholders' equity $ 934,098 $ 893,399 $ 806,916 Less: Accumulated other comprehensive loss (96,384) (113,687) (106,910) Tangible common stockholders' equity, excluding accumulated other comprehensive loss   $ 1,030,482   $ 1,007,086   $ 913,826 Average tangible common stockholders' equity: Average total stockholders' equity $ 1,110,168 $ 1,094,025 $ 998,806 Less: Average goodwill and other intangibles 197,514 198,697 202,773 Average tangible common stockholders' equity   $ 912,654   $ 895,328   $ 796,033 Average tangible assets: Average total assets $ 9,186,765 $ 9,201,635 $ 9,030,941 Less: Average goodwill and other intangibles 197,514 198,697 202,773 Average tangible assets   $ 8,989,251   $ 9,002,938   $ 8,828,168 Tangible net income available to common stockholders: Net income available to common stockholders $ 28,248 $ 30,320 $ 30,440 Add: After-tax intangible asset amortization 826 1,015 986 Tangible net income available to common stockholders   $ 29,074   $ 31,335   $ 31,426 Adjusted tangible net income available to common stockholders: Tangible net income available to common stockholders $ 29,074 $ 31,335 $ 31,426 Add: Impairment charges on ROU assets — — 194 Add: Merger-related expenses 637 218 — Add: Tax benefit on significant items (134) (1) (52) Adjusted tangible net income available to common stockholders   $ 29,577   $ 31,552   $ 31,568

Non-GAAP Reconciliation (continued) As of or For the Three Months Ended           (dollars in thousands, except share and per share data, ratios annualized, where applicable) March 31, 2025 December 31, 2024 March 31, 2024 Pre-tax pre-provision return on average assets: Pre-tax pre-provision net income $ 46,651 $ 47,242 $ 47,205 Average total assets 9,186,765 9,201,635 9,030,941 Pre-tax pre-provision return on average assets   2.06%   2.04%   2.10% Adjusted pre-tax pre-provision return on average assets: Adjusted pre-tax pre-provision net income $ 47,288 $ 47,460 $ 47,399 Average total assets 9,186,765 9,201,635 9,030,941 Adjusted pre-tax pre-provision return on average assets   2.09%   2.05%   2.11% Net interest margin, fully taxable equivalent: Net interest income, fully taxable equivalent $ 88,444 $ 88,754 $ 85,774 Total average interest-earning assets 8,785,619 8,785,176 8,603,582 Net interest margin, fully taxable equivalent   4.08%   4.02%   4.01% Non-interest income to total revenues: Non-interest income $ 14,864 $ 16,149 $ 15,473 Total revenues 103,080 104,673 101,014 Non-interest income to total revenues   14.42%   15.43%   15.32% Adjusted non-interest expense to average assets: Adjusted non-interest expense $ 55,792 $ 57,213 $ 53,615 Average total assets 9,186,765 9,201,635 9,030,941 Adjusted non-interest expense to average assets   2.46%   2.47%   2.39% Adjusted efficiency ratio: Adjusted non-interest expense excluding amortization of intangible assets $ 54,674 $ 55,868 $ 52,270 Total revenues 103,080 104,673 101,014 Adjusted efficiency ratio   53.04%   53.37%   51.75% Adjusted return on average assets: Adjusted net income $ 28,751 $ 30,537 $ 30,582 Average total assets 9,186,765 9,201,635 9,030,941 Adjusted return on average assets   1.27%   1.32%   1.36% Adjusted return on average stockholders' equity: Adjusted net income $ 28,751 $ 30,537 $ 30,582 Average stockholders' equity 1,110,168 1,094,025 998,806 Adjusted return on average stockholders' equity   10.50%   11.10%   12.31%

Non-GAAP Reconciliation (continued) As of or For the Three Months Ended           March 31, 2025 December 31, 2024 March 31, 2024 Tangible common equity to tangible assets: Tangible common equity $ 934,098 $ 893,399 $ 806,916 Tangible assets 9,387,752 9,298,431 9,208,370 Tangible common equity to tangible assets   9.95%   9.61%   8.76% Tangible common stockholders' equity, excluding accumulated other comprehensive loss to tangible assets, excluding accumulated other comprehensive loss: Tangible common stockholders' equity, excluding accumulated other comprehensive loss $ 1,030,482 $ 1,007,086 $ 913,826 Tangible assets, excluding accumulated other comprehensive loss: 9,484,136 9,412,118 9,315,280 Tangible common stockholders' equity, excluding accumulated other comprehensive loss to tangible assets, excluding accumulated other comprehensive loss   10.87%   10.70%   9.81% Return on average tangible common stockholders' equity: Tangible net income available to common stockholders $ 29,074 $ 31,335 $ 31,426 Average tangible common stockholders' equity 912,654 895,328 796,033 Return on average tangible common stockholders' equity   12.92%   13.92%   15.88% Adjusted return on average tangible common stockholders' equity: Adjusted tangible net income available to common stockholders $ 29,577 $ 31,552 $ 31,568 Average tangible common stockholders' equity 912,654 895,328 796,033 Adjusted return on average tangible common stockholders' equity   13.14%   14.02%   15.95% Tangible book value per share: Tangible common equity $ 934,098 $ 893,399 $ 806,916 Common shares outstanding 44,675,553 44,459,584 44,108,387 Tangible book value per share   $ 20.91   $ 20.09   $ 18.29 Accumulated other comprehensive loss to tangible common equity: Accumulated other comprehensive loss $ 96,384 $ 113,687 $ 106,910 Tangible common equity 934,098 893,399 806,916 Accumulated other comprehensive loss to tangible common equity   10.32%   12.73%   13.25%